SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ] Filed by a Party other than the Registrant [ X ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12

RIMCO Monument Funds

(Name of Registrant as Specified In Its Charter)

Federated Investors

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [ X ] No fee required.
 [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[  ]  Fee paid previously with preliminary proxy materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------

      3) Filing Party:
         ---------------------------------------------------------------

      4) Date Filed:
         ---------------------------------------------------------------

                              RIMCO MONUMENT FUNDS

                            RIMCO MONUMENT BOND FUND
                           RIMCO MONUMENT STOCK FUND
                RIMCO MONUMENT SMALL CAPITALIZATION EQUITY FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 19, 1998

     A special meeting of the shareholders of RIMCO Monument Bond Fund ("Bond Fund"), RIMCO Monument Stock Fund ("Stock Fund"), and RIMCO Monument Small Capitalization Equity Fund ("Small Cap Fund") (collectively, the "Funds"), portfolios of RIMCO Monument Funds (the "Trust"), will be held at 2:00 p.m. (Eastern time), at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779, on June 19, 1998, for the following purposes:

     (1) To approve or disapprove a Distribution Plan pursuant to Rule 12b-1, on behalf of each of the Funds; and

     (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed April 20, 1998, as the record date for determination of shareholders entitled to vote at the meeting.

                                          By order of the Trustees

                                          John W. McGonigle
                                          Secretary

May 1, 1998

SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.

YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              RIMCO MONUMENT FUNDS
                           FEDERATED INVESTORS TOWER
                              1001 LIBERTY AVENUE
                           PITTSBURGH, PA 15222-3779

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees ("Trustees") of RIMCO Monument Funds (the "Trust") with respect RIMCO Monument Bond Fund ("Bond Fund"), RIMCO Monument Stock Fund ("Stock Fund"), and RIMCO Monument Small Capitalization Equity Fund ("Small Cap Fund") (collectively, the "Funds"). The proxies will be voted at the special meeting of shareholders of the Funds to be held on June 19, 1998, at the offices of the Trust, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the Special Meeting. The cost of preparing and mailing the Notice of Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by the Trust.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust, of Riggs Investment Management Corp. ("RIMCO"), the Trust's investment adviser, of Federated Shareholder Services Company, the Trust's transfer agent, or of Federated Administrative Services, the Trust's administrator. In the event that a shareholder signs, dates, and returns the proxy ballot but does not indicate a choice as to the item on the proxy ballot, the proxy attorneys will vote those shares in favor of the proposal.

     The purposes of the Special Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about May 1, 1998 to shareholders of record at the close of business on April 20, 1998 (the "Record Date").

     Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. On the Record Date, Bond Fund had outstanding 3,496,359 shares of beneficial interest, Stock Fund had outstanding 7,031,764 shares of beneficial interest, and Small Cap Fund had outstanding 2,990,514 shares of beneficial interest. A quorum for each Fund is required in order to hold the Special Meeting for each Fund. Holders of more than fifty percent of the total number of shares of each Fund entitled to vote, represented in person or by proxy, shall be required to constitute a quorum at the Special Meeting for the purpose of voting on the proposals offered.

     Each share of a Fund is entitled to one vote, and fractional shares are entitled to proportionate shares of one vote. At the close of business on April 20, 1998, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Funds: Riggs Bank N.A., Washington, D.C., acting in various capacities for numerous accounts, owned of record, approximately 2,788,449.32 shares (79.75%) of Bond Fund; approximately 4,501,984.86 shares (64.02%) of Stock Fund; and approximately 2,520,155.54 shares (84.27%) of Small Cap Fund. EAMCO, Trustee FBO Collier

Shannon Profit Sharing, Washington, D.C., owned approximately 414,640.86 shares (5.9%) of Stock Fund. As of the same date, the Officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Trust.

     The favorable vote of a majority, as defined in Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of each Fund is required for approval of the proposal to approve a Distribution Plan on behalf of such Fund. The vote of the holders of a majority (as so defined in the 1940
Act) of outstanding securities means (a) the vote of the holders of 67% or more of the shares present at the meeting, if the holders of 50% or more of the outstanding voting shares of the Fund are present or represented by proxy, or
(b) the vote of the holders of more than 50% of the outstanding shares, whichever is less.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Trust's Declaration of Trust, the approval of any action will be determined on the basis of a majority of votes entitled to be cast at the Special Meeting. Under the 1940 Act, the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Trust will furnish, without charge, a copy of the annual report, which includes audited financial statements for the fiscal year ended April 30, 1997 and/or semi-annual report, which includes unaudited financial statements for the six-month period ended October 31, 1997, to any shareholder of record upon request. To request an annual or semi-annual report, call (301) 887-4280, or outside the Washington D.C. metropolitan area, call toll-free 1-800-934-3883, or send a written request to the Trust's principal executive offices at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

     IT IS ESSENTIAL THAT SHAREHOLDERS COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD.

     In order that your shares may be represented at the Special Meeting, you are requested to:

     - indicate your instructions on the enclosed proxy card;

     - date and sign the proxy card;

     - mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

     - allow sufficient time for the proxy card to be received by 2:00 p.m. on June 19, 1998.

                                      BACKGROUND

     The Funds, while consistently achieving high investment performance, have not yet increased their asset sizes to levels which, in the opinion of Riggs Bank, N.A. ("Riggs Bank"), would ensure their continued success. Stock Fund's, Bond Fund's, and Small Cap Fund's respective 1997 total returns of 27.82%, 38.09% and 8.74%, respectively, were all highly competitive, yet each Fund registered little or no gain in assets during that period.

     Historically, the preponderance of the assets in the Funds has come from the Trust Division of Riggs Bank. And, while additional assets from the Trust Division are expected, Riggs Bank believes that, in order to achieve significant and steady asset growth, it is necessary to vigorously market the Funds in ways not possible given their current structure. These ways would include sales through retail brokers, direct mail, private bankers, employee benefit plan consultants, registered investment advisers, financial planners, and wrap programs.

     In order to attempt to significantly increase sales, Riggs Bank intends, effective June 30, 1998, to take the following steps with respect to the Funds:
(i) with respect to the existing class of shares of the Funds (the "Existing Class"), the existing front-end sales charge of 5.75% for the Stock Fund and Small Cap Fund and 4.75% for the Bond Fund will be eliminated, and a "back-end" sales charge, known as a contingent deferred sales charge ("CDSC"), of 2% will be instituted for shares purchased beginning July 1, 1998; (ii) a Rule 12b-1 fee (as more fully described below) will be charged with respect to shares of the Existing Class of each Fund at the annual rate of .25% of the average aggregate net assets of those assets; and (iii) a new class of shares (the "New Class") will be added to Stock Fund and Small Cap Fund, to be sold with a CDSC of 5% in the first year declining to 0% after the fifth year, and to have a Rule 12b-1 fee of .75% of the average aggregate net assets of shares of the New Class.

     The shares of the Existing Class will be sold primarily to individual customers through Riggs Bank-affiliated or Riggs Bank-sponsored distribution channels, including a to-be-formed broker/dealer Riggs Bank affiliate. The salespersons involved in these distribution channels will be compensated primarily through Rule 12b-1 fees generated pursuant to the proposed Distribution Plan (more fully described below). Shares of the New Class will be sold primarily through distribution channels outside the Riggs organization, including financial planners and investment advisers, and regional broker-dealers, who will be compensated primarily by a sales commission to be financed through Rule 12b-1 fees.

     In addition to the foregoing, the Trustees have authorized the adoption of a Shareholder Services Plan with respect to each of the Funds, which provides for each Fund to pay to Riggs Bank up to .25% of average daily net assets to compensate Riggs Bank for providing certain services for shareholders and to maintain shareholder accounts. Initially, the Funds intend to limit the Shareholder Servicing fee to .10% of average daily net assets.

     Riggs Bank believes, but cannot assure, that the above described proposed actions should result in significantly greater sales of Fund shares and thereby assist the Funds in achieving their goal of increasing their asset bases. It should be noted that none of the proposed actions described above will require approval of Fund shareholders, except the proposal to approve a Distribution Plan in accordance with Rule 12b-1 of the 1940 Act.

                APPROVAL OR DISAPPROVAL OF THE DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 (the "Rule") of the 1940 Act, the Distribution Plan ("Plan") between the Trust and Federated Securities Corp. ("FSC"), the Trust's principal distributor, dated September 1, 1995, together with related agreements, was unanimously approved on behalf of each of the Funds by the Trustees, including the members of the Board of Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement

related thereto ("Disinterested Trustees") at an in-person meeting called for that purpose. The Trustees have directed that the Plan be submitted for shareholder approval, as required by the Rule. In the event that the Plan is not approved by the shareholders of any Fund, the Fund would distribute its shares without paying fees for distribution services as contemplated by the Plan, and would not implement the plan to change the sales charge structure of the Existing Class, as described in the third paragraph under "BACKGROUND."

     The Rule regulates the circumstances under which an investment company may bear expenses associated with the distribution of its shares. If the shareholders of each Fund approve the Plan, it will remain in effect for one year from the date of its execution on behalf of each Fund and could then be continued at least annually by a majority vote of Trustees, including a majority of Disinterested Trustees, cast in person at a meeting called for that purpose. A copy of the Plan is included in this Proxy Statement as Exhibit 1.

     The Plan is designed to finance the activities of FSC which are principally intended to result in the sale of shares of the Funds. These activities may include the advertising and marketing of shares of the Funds; preparing, printing and distributing prospectuses and sales literature to prospective shareholders, brokers or administrators; and implementing and operating the Plan. In compensation for services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of shares of the Existing Class of the Funds.

     FSC may from time to time, and for such periods as it deems appropriate, voluntarily reduce its compensation under the Plan to the extent the expenses attributable to the shares exceed such lower expense limitation as the distribution may, by notice to the Trust, voluntarily declare to be effective.

     FSC may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales and/or administrative support services as agents for their clients or customers who beneficially own shares of the Funds.

     Financial institutions will receive fees from FSC based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by FSC.

     The Plan is a compensation type plan. As such, the Funds make no payments to FSC except as described above. Therefore, the Funds do not pay for unreimbursed expenses of FSC, including amounts expensed by FSC in excess of the amounts received by it from the Funds, interest, carrying other financing changes in connection with excess amounts expended, or FSC's overhead expenses. However, FSC may be able to recover such amounts or may earn a profit from future payments made by the Funds under the Plan.

     The Trustees expect that the adoption of the Plan will result in the sale of a sufficient number of shares so as to allow the Funds to achieve economic viability. It is also anticipated that an increase in the size of the Funds will facilitate more efficient portfolio management and assist each Fund in seeking to achieve its investment objective.

     Each year that the Plan remains in effect, FSC will prepare and furnish to the Trustees a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

     While the Plan is in effect, the selection and nomination of Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees then in office.

     All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for that purpose. The Plan may not be amended in order to increase materially the costs which the Funds may bear pursuant to the Plan without being approved by a majority of the outstanding voting securities of the Funds. The Plan and any related agreements to the Plan may be terminated with respect to a particular Fund at any time by (a) a majority vote of the Disinterested Trustees, (b) a majority vote of the outstanding shares of the particular Fund, or (c) on 60 days' notice to the particular Fund by FSC.

     The Trustees have reviewed and unanimously approved the terms of the Plan and directed that it be submitted to shareholders of the Existing Class of each of the Funds for their approval.

                             EXPENSES OF THE FUNDS

     The following Summary of Fund Expenses and Example summarizes, for each of the Funds, the various costs and expenses that a shareholder of the Existing Class currently bears, either directly or indirectly, and such costs and expenses which they would bear upon shareholder approval of the Plan and upon implementation, in part, of the Shareholder Services Plan.

                            SUMMARY OF FUND EXPENSES

                                        SHAREHOLDER TRANSACTION EXPENSES
                                                                                           SMALL CAPITALIZATION
                                      BOND FUND                    STOCK FUND                  EQUITY FUND
                                ----------------------       ----------------------       ----------------------
                                CURRENT       PROPOSED       CURRENT       PROPOSED       CURRENT       PROPOSED
                                -------       --------       -------       --------       -------       --------
Maximum Sales Load Imposed on
  Purchases (as a percentage
  of offering price)..........   4.75%          None          5.75%          None          5.75%          None
Maximum Sales Load Imposed on
  Reinvested Dividends
  (as a percentage of
  offering price).............    None          None           None          None           None          None
Contingent Deferred Sales
  Charge (as a percentage of
  original purchase price or
  redemption proceeds, as
  applicable)(1)..............    None         2.00%           None         2.00%           None         2.00%
Redemption Fees (as a percent-
  age of amount redeemed, if
  applicable).................    None          None           None          None           None          None
  Exchange Fee................    None          None           None          None           None          None

                           ANNUAL OPERATING EXPENSES
                    (As a percentage of average net assets)

                                                                                              SMALL CAPITALIZATION
                                         BOND FUND                    STOCK FUND                  EQUITY FUND
                                   ----------------------       ----------------------       ----------------------
                                   CURRENT       PROPOSED       CURRENT       PROPOSED       CURRENT       PROPOSED
                                   -------       --------       -------       --------       -------       --------
Management Fee
  (after waiver)(2)..........       0.35%         0.35%          0.75%         0.75%          0.80%         0.80%
12b-1 Fees...................        None         0.25%           None         0.25%           None         0.25%
Other Expenses...............       0.52%         0.62%          0.23%         0.33%          0.28%         0.38%
  Shareholder Servicing Fee
    (after waiver)(3)........        None         0.10%           None         0.10%           None         0.10%
    Total Annual Operating
      Expenses(4)............       0.87%         1.22%          0.98%         1.33%          1.08%         1.43%

(1) The contingent deferred sales charge is 2.00% of the lesser of the original purchase price or the net asset value of shares redeemed within five years of the purchase date.

(2) The management fee of Bond Fund has been reduced to reflect the voluntary waiver by the investment adviser. The adviser can terminate this voluntary waiver of expenses at any time at its sole discretion. The maximum management fee for Bond Fund is 0.75%.

(3) The shareholder servicing fee of each Fund has been reduced to reflect the voluntary waiver by the shareholder servicing agent. The shareholder servicing agent can terminate this voluntary waiver of expenses at any time at its sole discretion. With respect to each Fund the maximum shareholder servicing fee is 0.25%.

    Expenses in this table are estimated based on expenses expected during the fiscal year ending April 30, 1998. Actual expenses may be more or less than the amount shown.

    THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER IN THE FUNDS WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS EXISTING AND PROPOSED COSTS AND EXPENSES, SEE "BACKGROUND" IN THIS PROXY STATEMENT, "RIMCO MONUMENT FUND INFORMATION" AND "INVESTING IN THE FUNDS" IN THE FUNDS' PROSPECTUS, AND THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

    LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

                                                                                           SMALL CAPITALIZATION
                                      BOND FUND                    STOCK FUND                  EQUITY FUND
                                ----------------------       ----------------------       ----------------------
           EXAMPLE              CURRENT       PROPOSED       CURRENT       PROPOSED       CURRENT       PROPOSED
           -------              -------       --------       -------       --------       -------       --------
You would pay the following
expenses on a $1,000 invest-
ment assuming (1) 5% annual
return and (2) redemption at
the end of each time period.
  1 Year......................   $ 56           $ 33          $ 67           $ 34          $ 68           $ 35
  3 Years.....................   $ 74           $ 61          $ 87           $ 64          $ 90           $ 67
  5 Years.....................   $ 93           $ 91          $109           $ 97          $114           $102
  10 Years....................   $150           $148          $171           $160          $182           $171
You would pay the following expenses on the same investment, assuming no redemptions.
  1 Year......................   $ 56           $ 12          $ 67           $ 14          $ 68           $ 15
  3 Years.....................   $ 74           $ 39          $ 87           $ 42          $ 90           $ 45
  5 Years.....................   $ 93           $ 67          $109           $ 73          $114           $ 78
  10 Years....................   $150           $148          $171           $160          $182           $171

    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE IS BASED ON ESTIMATED DATA FOR THE FUNDS' FISCAL YEAR ENDING APRIL 30, 1998.

                             ADDITIONAL INFORMATION

     The Funds are not required, and do not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholder should send their written proposals to RIMCO Monument Funds, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Funds.

               PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

     In the event that, at the time any session of the Special Meeting is called to order, a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting (with respect to all or some of the proposals) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote a majority of those shares affected by the adjournment represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR all such proposals in favor of such an adjournment. A shareholder vote may be taken on the proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Declaration of Trust of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the issued and outstanding shares of the Funds entitled to vote at the Special Meeting.

     Shares of the Funds (including shares which abstain or do not vote with respect to any of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Special Meeting.

     Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to a proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

 SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                       EXHIBIT 1

                              RIMCO MONUMENT FUNDS

                               DISTRIBUTION PLAN

     This Distribution Plan ("Plan") is adopted as of September 1, 1995, by the Board of Trustees of RIMCO Monument Funds (the "Trust"), a Massachusetts business trust with respect to certain classes of shares ("Classes") of the portfolios of the Trust (the "Funds") set forth in exhibits hereto.

      1. This Plan is adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("Act"), so as to allow the Trust to make payments as contemplated herein, in conjunction with the distribution of Classes of the Funds ("Shares").

      2. This Plan is designed to finance activities of Federated Securities Corp. ("FSC") principally intended to result in the sale of Shares to include: (a) providing incentives to financial institutions ("Financial Institutions") to sell Shares; (b) advertising and marketing of Shares to include preparing, printing and distributing prospectuses and sales literature to prospective shareholders and with Financial Institutions; and (c) implementing and operating the Plan. In compensation for services provided pursuant to this Plan, FSC will be paid a fee in respect of the following Classes set forth on the applicable exhibit.

      3. Any payment to FSC in accordance with this Plan will be made pursuant to the "Distributor's Contract" entered into by the Trust and FSC. Any payments made by FSC to Financial Institutions with funds received as compensation under this Plan will be made pursuant to the "Financial Institution Agreement" entered into by FSC and the Institution.

      4. FSC has the right (i) to select, in its sole discretion, the Financial Institutions to participate in the Plan and (ii) to terminate without cause and in its sole discretion any Financial Institution Agreement.

      5. Quarterly in each year that this Plan remains in effect, FSC shall prepare and furnish to the Board of Trustees of the Trust, and the Board of Trustees shall review, a written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

      6. This Plan shall become effective with respect to each Class (i) after approval by majority votes of: (a) the Trust's Board of Trustees; (b) the members of the Board of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Trust's Plan or in any related documents to the Plan ("Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on the Plan; and (c) the outstanding voting securities of the particular Class , as defined in Section 2(a)(42) of the Act and (ii) upon execution of an exhibit adopting this Plan with respect to such Class.

      7. This Plan shall remain in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial year of this Plan for the period of one year from the date set forth above and may be continued thereafter if this Plan is approved with respect to each Class at least annually by a majority of the Trust's Board of

         Trustees and a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Plan. If this Plan is adopted with respect to a Class after the first annual approval by the Trustees as described above, this Plan will be effective as to that Class upon execution of the applicable exhibit pursuant to the provisions of paragraph 6(ii) above and will continue in effect until the next annual approval of this Plan by the Trustees and thereafter for successive periods of one year subject to approval as described above.

      8. All material amendments to this Plan must be approved by a vote of the Board of Trustees of the Trust and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on it.

      9. This Plan may not be amended in order to increase materially the costs which the Classes may bear for distribution pursuant to the Plan without being approved by a majority vote of the outstanding voting securities of the Classes as defined in Section 2(a)(42) of the Act.

     10. This Plan may be terminated with respect to a particular Class at any time by: (a) a majority vote of the Disinterested Trustees; or (b) a vote of a majority of the outstanding voting securities of the particular Class as defined in Section 2(a)(42) of the Act; or (c) by FSC on 60 days' notice to the Trust.

     11. While this Plan shall be in effect, the selection and nomination of Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees then in office.

     12. All agreements with any person relating to the implementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Paragraph 10 herein.

     13. This Plan shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

                              RIMCO MONUMENT FUNDS

INVESTMENT ADVISER
RIGGS INVESTMENT MANAGEMENT CORP.
808 17th Street N.W.
Washington, D.C. 20006-3950

DISTRIBUTOR
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Cusip 766730303
Cusip 766730501
Cusip 766730402
G01269-06 (4/98)





RIMCO MONUMENT BOND FUND
(A PORTFOLIO OF RIMCO MONUMENT FUNDS)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of RIMCO Monument Bond Fund hereby appoint C. Grant Anderson, Patricia F. Conner, Marie
M. Hamm, Suzanne W. Land, and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of RIMCO Monument Bond Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on June 19, 1998, at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RIMCO MONUMENT FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

     PROPOSAL 1 TO APPROVE OR DISAPPROVE A DISTRIBUTION PLAN PURSUANT TO RULE 12B-1 ON BEHALF OF RIMCO MONUMENT BOND FUND.

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


YOUR VOTE IS IMPORTANT
Please complete, sign and return
---------------------
this card as soon as possible.
Date
ark with an X in the box.
---------------------
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

RIMCO MONUMENT STOCK FUND
(A PORTFOLIO OF RIMCO MONUMENT FUNDS)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of RIMCO Monument Stock Fund hereby appoint C. Grant Anderson, Patricia F. Conner, Marie
M. Hamm, Suzanne W. Land, and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of RIMCO Monument Stock Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on June 19, 1998, at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RIMCO MONUMENT FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

     PROPOSAL 1 TO APPROVE OR DISAPPROVE A DISTRIBUTION PLAN PURSUANT TO RULE 12B-1 ON BEHALF OF RIMCO MONUMENT STOCK FUND.

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


YOUR VOTE IS IMPORTANT
Please complete, sign and return
---------------------
this card as soon as possible.
Date
ark with an X in the box.
---------------------
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

RIMCO MONUMENT SMALL CAPITALIZATION EQUITY FUND
(A PORTFOLIO OF RIMCO MONUMENT FUNDS)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of RIMCO Monument Small Capitalization Equity Fund hereby appoint C. Grant Anderson, Patricia F. Conner, Marie M. Hamm, Suzanne W. Land, and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of RIMCO Monument Small Capitalization Equity Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on June 19, 1998, at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RIMCO MONUMENT FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

     PROPOSAL 1 TO APPROVE OR DISAPPROVE A DISTRIBUTION PLAN PURSUANT TO RULE 12B-1 ON BEHALF OF RIMCO MONUMENT SMALL CAPITALIZATION EQUITY FUND.

                        FOR                     [   ]
                        AGAINST                 [   ]
                        ABSTAIN                 [   ]


YOUR VOTE IS IMPORTANT
Please complete, sign and return
---------------------
this card as soon as possible.
Date
ark with an X in the box.
---------------------
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.